[PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                  APPENDIX A-1

                                    PRODUCTS


Product Name:     AB KING PRO

Product Description: Fitness Machine to exercise abdominal muscles

Projected Units Sold next 24 months: XXXXXX

Manufacturer:     CirTran-Asia

Sub-Manufacturer: XXXXXX (SHENZHEN - CHINA) INTERNATIONAL
                           XXXXXX (SHENZHEN - CHINA) - USA-DOMESTIC

Marketing Partner Contact Info:


Current Sale Price: $XXXXXX USD - (USA-DOMESTIC) - XXXXX
                    $XXXXXX USD - (INTERNATIONAL) - XXXXX


Current Cost to Manufacturer:       $XXXXXX INTERNATIONAL
                                    $XXXXXX RETAIL
                                    $XXXXXX No-TAPES
                                    $XXXXXX XXXXXX

Total Tooling/Development Costs:    $162,199.84

Profit Per Unit for International Sales (XXXXX ORDERS)  ($XXXXXX) Profit

CirTran-Asia      $XXXXXXUSD
XXXXXX            $XXXXXXUSD
XXXXXX            $XXXXXXUSD
XXXXXX            $XXXXXXUSD

Profit Per Unit for Domestic Sales (XXXXXX) ($XXXXXX) Profit

CirTran-Asia      $XXXXXXUSD
XXXXXX            $XXXXXXUSD
XXXXXX            $XXXXXXUSD
XXXXXX            $XXXXXXUSD


AB KING Stock Option Schedule

Upon full execution of this Agreement, CirTran's parent CirTran Corporation will issue the following options to purchase restricted common stock:

                           Michael Casey             500,000 shares
                           David Hayek               500,000 shares
                           Charles Ho                500,000 shares

These initial options will vest and be exercisable only after CirTran has sold, shipped and received payments for 200,000 AB KING units. The options will be exercisable at $.06 per share (the current market price) after vesting. The options will expire and will no longer be exercisable on the date one year after the date hereof.

In addition, for each whole multiple of 100,000 AB KING units sold by CirTran during the first 24 months of this Agreement in excess of the initial 200,000 units, CirTran Corporation will grant each of Michael Casey, David Hayek and Charles Ho an option to purchase 100,000 shares. Each such additional option will be exercisable for a period of 12 months at an exercise price equal to the fair market value of CirTran Corporation stock on the date of grant (i.e. the mean between the high bid and low asked prices for the stock for the date of determination).

As a condition to grant of the options, each option holder will be required to make standard investment representations to CirTran Corporation.

[XXXXX - REDACTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]